SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2015

AXIOM CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-186078	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

380 Vansickle Rd. Unit 600

St. Catherines, ON

Canada L2S 0B5

Tel. 905-646-8781

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE

On March 13, 2015, Axiom Corp, a Colorado corporation (the “Company”) issued a press release relating to its continued efforts to expand its Intellectual Property portfolio through continued research and development.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01           OTHER EVENTS

            The Corporation would like to elaborate on both the historical ownership and lineage of its Intellectual Property regarding its Intellectual Property (IP) ownership and current Research and Development (R&D) initiatives.

By September 2014, the Corporation had acquired all patents, technical know-how and global rights to the PaperNuts product and technology/machinery. The relevant U.S. Patent acquired is No. 5,698, 293, while the Canadian Patent No. is 2,155,874.  These patent numbers pertain to the formed piece of paper (The PaperNut) and the associated method and apparatus for making the PaperNut.  However, these patents and all other patents that were originally secured on a global level have since expired.  We also own the URLs www.papernuts.com and www.papernuts.ca, as well as the PaperNut Trademark.  Following our recent transaction with PaperNuts Corporation, our website is now www.axiompaper.com.

 However, we are in the process of looking to extend our patents based on “noticeable improvements” being made to our existing technology. We have been actively developing the new PaperNut 4.0 machine, and are close to completing this fourth generation machine. PaperNuts includes numerous innovations that have made the equipment smaller, quieter, more energy efficient, and easier to use. These notable improvements are expected to be the basis of future patent applications to protect our Intellectual Property and allow us to take full advantage of our innovations. We are also in the process of filing provisional patents on our new PaperNuts machine 4.0

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated March 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Axiom Corp.

                                                                                                                /s/ Tyler Pearson

Dated: March 16, 2015

By: Tyler Pearson

Its: Chief Executive Officer